Exhibit 99.2

Future of Energy Investing Exploration and Production and Clean Energy Conference

Lee Vanatta
Chairman and Chief Executive Officer

Gregory McLean
Chief Financial Officer

November 4, 2009
New York, New York

The Market

•	Lighting worldwide
▪	$44 billion annual market
•	Favorable legislative environment
▪	Incandescent legislated out of existence globally
▪	Only true dimmable is PSPM
▪	5.5 billion U.S. only sockets (20% on dimmer)
•	Linear ballast is gateway to other technologies
▪	PSPM is a cost effective dimming ballast
▪	1.8 billion ballasts replaced annually in U.S. (per census date)

Phase-out of Incandescent Light Bulbs
•	Argentina	2010
•	Canada	2012
•	Cuba	2005
•	Venezuela	2005
•	Philippines	2010
•	European Union	2012
•	Switzerland	2009
•	United States
H.R.6:   Energy Independence and Security Act of 2007 Signed by President Bush on 12/19/2007 Public Law No. 110-140

Phase-out of Incandescent Light Bulbs
The Act Requires:

•	All general purpose light bulbs that produce 310-2600 lumens of light be 30% more energy efficient than current incandescent bulbs by 2012-2014.
•	Starts with 100 watt bulb in 2012.
•	Ends with 40 watt in January 2014.
•	Bulbs less than 40 watts and more than 150 watts are exempt.
•	By 2020 a second tier of restrictions would become effective and would require all general purpose bulbs to produce at least 45 lumens per watt (which is similar to current CFLs.
•	A lumen is the total amount of visible light in some beam or angle, or emitted from some source (light bulb).

The Energy Savings Math Per 10,000 Hours
•	1 CFL saves 460 kWh of electricity over 10,000 hours.
•	5.5 billion US sockets
•	253 billion kWh
•	Average cost of kWh in the USA is $0.12
•	$30.3 billion in savings

Source:  Department of Energy

More Than Just $$$

CFL	kWh Saved Per Year	BTU’s Saved	Lbs. of Coal

5 Watt	840	9,555,840	869

9 Watt	792	9,009,792	819

13 Watt	744	8,463,744	769

More Than Just $$$
819 Lbs. of Coal Saves:

Sulfur Dioxide SO2	Nitrogen Oxide NOx	Carbon Dioxide CO2

1.212 lbs.	1.481 lbs.	829.587 lbs.

More Than Just $$$

•	The United States emitted 5,752,289 metric tons of CO2 in 2006.
•	A metric ton is 2,205 lbs.
•	USA emitted 12.7 billion lbs. of CO2.
•	If we replaced 5 billion incandescent bulbs with CFL’s, it would save 4.1 billion lbs. of
CO2 over 10,000 hours of usage.
•	The USA is a year behind the European Union in eliminating incandescent light bulbs.
•	Why?? Big Oil and Big Coal.

Source:  Department of Energy

A Short History of the CFL
•	Invented by Ed Hammer, a General Electric engineer in 1973 in response to the oil crisis.
•	Contains mercury but saves 2,000 times its own weight in greenhouse gasses.
•	Adoption in USA is less than 10%.
•	Reasons for poor take up according to Department of Energy:
•	Does not light instantly
•	Flickering
•	Poor color compared to incandescent bulbs
•	Non-dimmable
•	2009 - PureSpectrum introduces high performance dimmable CFL

CURRENT/FUTURE PRODUCT PORTFOLIO

•	Truly Dimmable CFL

•	Dimmable Linear fluorescent

•	Advanced Lighting dimmer

•	Wireless daylight harvesting

•	Wireless Motion sensing dimming

Family of Truly Dimmable CFLs

Multiple styles and wattages planned for launch in

2010

Product Attributes:

•	Dims in linear regression

•	Low light level ignition

•	Dims to ≈ 10% perceived light output

•	Cost effective compared to other dimmable CFLs

•	High Power Factor

•	Total Power Factor of >.90%

Truly Dimmable CFL Test Results

Conducted at ITL, Boulder CO*
*tests conducted on first iteration pspm dimmable cfl

CFL’s Myth vs. Reality

¢	Myth 1: CFL’s are not as bright as incandescent bulbs.
¢	Reality: FALSE The true brightness of a CFL can be measured by lumen output, comparable in the case of equivalent bulbs. For example, a 14W CFL and a 60W incandescent bulb have similar lumen outputs.

¢	Myth 2: Although CFLs use less electricity than incandescent bulbs, they release mercury into the environment, making them more environmentally hazardous.
¢
Reality:   FALSE  Although CFLs do contain a small amount of mercury, this is miniscule in comparison to the mercury emitted in the production of electricity to power less efficient incandescent bulbs.  CFLs are at least 70% more energy efficient than incandescent bulbs, and this helps prevent mercury emissions.

CFL’s Myth vs. Reality Cont.

•	Myth 3: CFLs take longer to “warm up” than incandescent bulbs.
•	Reality: TRUE and FALSE In colder temperatures, CFLs do take a longer periods of time to warm up than incandescent bulbs; however, as technology improves each year, this time decreases.

•	Myth 4: CFLs replace regular incandescent bulbs, but not candelabra or large floodlights.
•	Reality: FALSE CFLs are available in all bulb sizes, shapes and bases.

CFL’s Myth vs. Reality Cont.

¢	Myth 5: CFLs cost more than incandescent bulbs and thus do not save money.
¢
Reality:   FALSE   The energy savings of CFLs far outweigh their initial cost.  In fact, most CFLs recoup their costs in under a month, and the purchasing price of CFLs is actually lower than the price of incandescent bulbs due to their long lifespan.

Example:
Watts	Lumens	Hours	kWh Used	Energy Cost	Price	Lifespan	Bulbs Required	Bulb Total Cost	Total Cost

14	900	10,000	140	$27	$2.00	10,000	1	$2.00	$29

60	850	10,000	600	$117	$0.50	1,000	10	$5.00	$122

Suite of Dimmable

Linear Fluorescent products

MULTIPLE STYLES AND PRODUCTS

PLANNED FOR LAUNCH IN 2010

Product Attributes:

•	Step dimming and fully dimmable products

•	Low light level ignition

•	Smooth dimming capability to low level light output

•	Power Factor = >.98

•	Addresses newly introduced and soon to be introduced energy conservation standards

Program Manager Channels

Utility/Retailer Channel
•	3500 Utilities country wide
•	Big box retailers
•	Grocery Chains
•	Hardware chains
Government/National Account
•	Federal/state/local government
•	Hospitality industry
•	National Home builders
•	Specifiers
Distributor/ESCO channel
•	Manufacturers Reps
•	Electrical distributors
•	Energy Services Companies
•	Electrical contractors

PureSpectrum Today

•	Publicly traded lighting technology company (Ticker: XXXX)

•	Product Development 6 patents, 8 patents pending, and 2 provisional patents

•	Executive team in place

•	Sales organization in place

•	Information Technology and EDI Software ready

•	Fully audited financial statements

•	Logistics and warehousing ready

•	Customs Bond obtained

•	UL and Energy Star certification obtained for 20W dimmable CFL

•	Manufacturing Agreements completed for CFL and Linear products

•	For a full disclosure of corporate information, please see our 15c.2.11 and updated financials at www.pinksheets.com, symbol PSPM and www.otcbb.com, symbol IMSG for S-4 filing with SEC.

PureSpectrum Today

•	Transitioning from development stage to deployment stage
•	Sales for initial product offering commenced in October
•	Relationships in place with manufacturers’ representative groups as well as domestic and international distributors
•	Operating expenses on plan
•	Average gross margins of 50%
•	Initial product offering ready for delivery
•	Sales momentum building

PureSpectrum Today

•	Purchased a controlling block of International Medical Staffing, Inc., a Delaware corporation, (IMSG:OTCB) in June 2009.
•	IMSG filed an S-4 Registration with SEC 9/03/2009.
•	S-4 Became Effective 10/9/2009.
•	Completed Tax Free C-Reorganization where IMSG Acquired the Assets and Liabilities of PureSpectrum and IMSG Changed its Name to PureSpectrum on 11/3/2009.

Steps to Moving Up
From Pink Sheets to OTC Bulletin Board

o	Obtained FINRA approval to commence trading on OTC BB as PureSpctrum, Inc. Delaware under Symbol PSRU effective 11/2/2009. Trading of shares of PureSpectrum Nevada (PSPM) terminated on 11/3/2009.
o	PSRU commenced a $6 million Private Placement Offering of common stock under Rule 506 of the Securities Act of 1933.
o	Currently conducting the exchange of shares of PureSpectrum Nevada for shares of PureSpectrum Delaware registered under the
S-4.

Partners

o	Alston & Bird/Jeff Young
Intellectual Property, Patents, Trademarks

o	Enersave
Product Development of Technology

o	Global Initiatives
Licensing and Sales partnerships-Europe and Asia

o	Dinur and DeLuca
SEC Attorneys

o	Page International
Logistics

GOALS FOR 2010

•	Achieve the business plan.

•	Complete the $6 million equity offering.

•	Sufficient capital to attain positive EBITDA.

•	Cash flow positive by April.

•	Multiple CFL and linear fluorescent to market.

GOALS FOR 2010

•	Expand our intellectual property portfolio.

•	PS of $0.04 at the end of the year.

•	Share price of $0.60 based on PE/15.

•	Move from Pink Sheets to OTC.

•	Profitable and sustainable growth for shareholders.

PureSpectrum’s 2010 Financial Projections
($ in millions except EPS)
Revenues	$66
Gross Margins	$34
Operating Expenses	$23
Net Income	$11
Fully Diluted EPS	$0.04

277 million fully diluted weighted average shares

Share Price @ 15 x’s PE $0.60 @ 33 x’s PE $1.65

Safe Harbor Statement

Certain statements contained in this document regarding matters that are not historical facts may be forward-looking statements.  Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to, uncertainties pertaining to continued market acceptance for PureSpectrum’s products and services, its ability to succeed in growing revenue, the effect of new competitors in its market, integration of acquired businesses, and other risk factors identified from time to time by PureSpectrum.

Innovators in Lighting